UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 26, 2007
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code  (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01.     Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
March 26, 2007 — Tbilisi, Georgia, Guernsey, Channel Islands — CanArgo Energy Corporation (OSE: CNR, AMEX:CNR) today provided an update on its operations activities in Georgia and clarification under Section 601(b) of the American Stock Exchange Company Guide.
The Kumisi #1 well which commenced drilling on February 7 is currently drilling ahead at a depth of 7,034 feet (2,144 metres) in the Lower Eocene. Some gas shows were observed whilst drilling through the Middle Eocene section which is the primary reservoir in the nearby Samgori and Ninotsminda Fields. The Cretaceous sequence, the top of which is prognosed to be at a depth of approximately 9,845 feet (~ 3,000 metres), is the primary target in the well which is being drilled to appraise a potentially large gas condensate discovery made in Soviet times but not tested. It is planned to set a 7” (178 mm) casing above the Cretaceous prior to drilling ahead to the target depth of 12,140 feet (3,700 metres) which is expect to be reach in June.
At the Manavi M12 location, preparations are progressing for the planned acid stimulation of the reservoir and the resumption of the testing program. The chemicals for the acidisation have arrived from Germany and are currently being delivered to the site. Due to the depth of the reservoir interval being tested, it was necessary to add an extension to the coil tubing available in-country for the job, however, a failure of the western supplied coil connector during function testing, has forced a delay to the operation while a replacement coil and unit are delivered by Schlumberger to Georgia. The replacement coil which is of sufficient length is also of larger diameter and this will enable the chemicals to be pumped at a higher velocity and rate which will enhance the treatment process. It will also allow greater pressure to be applied during the acid squeeze and together this will ensure the stimulation program is performed in an optimum manner and given the greatest chance of success. The coil tubing unit is currently being mobilised from Turkey and the coil is due to be shipped shortly from Italy and will take about two — three weeks to be delivered to Georgia. On this basis, the testing programme is expected to recommence in approximately one month.
At the Ninotsminda Field, after a further review of possible workover candidates in the eastern part of the Field, CanArgo Rig #1 has been mobilised to the N52 well. CanArgo believes that the eastern part of the Ninotsminda Field has the greatest potential for additional production and is relatively un-drained. The N52 well was drilled in 1987 but never produced due to the loss of several hundred metres of tubing in the hole, which is believed to be in a number of parts. It is located to the south east of the N98H well which has produced at a stable rate and with low water cut in excess of 445,000 barrels of oil to date. The planned operations on N52 are to recover the fish, perforate the Middle Eocene reservoir interval and put the well on production. The main risk concerns the magnitude of the fishing operation while the well itself is suitably placed to exploit unswept oil in this relatively under developed part of the field.
In accordance with Section 601(b) of the American Stock Exchange Company Guide, we understand that the Company is required to disclose that in respect of the Company’s 2006 audited financial statements, the audit opinion issued in the auditors independent report contained additional explanatory language to the standard audit report in respect of the Company’s ability to continue as a going concern. The independent audit report has previously been publicly disclosed in our financial statements contained in the Company’s 2006 Annual Report on Form 10-K and is available at www.sec.gov.
Section 9—Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated March 26, 2007 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: March 29, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary

FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA
GEORGIAN OPERATIONS UPDATE AND CLARIFICATION
March 26, 2007 — Tbilisi, Georgia, Guernsey, Channel Islands — CanArgo Energy Corporation (OSE: CNR, AMEX:CNR) today provided an update on its operations activities in Georgia and clarification under Section 601(b) of the American Stock Exchange Company Guide.
The Kumisi #1 well which commenced drilling on February 7 is currently drilling ahead at a depth of 7,034 feet (2,144 metres) in the Lower Eocene. Some gas shows were observed whilst drilling through the Middle Eocene section which is the primary reservoir in the nearby Samgori and Ninotsminda Fields. The Cretaceous sequence, the top of which is prognosed to be at a depth of approximately 9,845 feet (~ 3,000 metres), is the primary target in the well which is being drilled to appraise a potentially large gas condensate discovery made in Soviet times but not tested. It is planned to set a 7” (178 mm) casing above the Cretaceous prior to drilling ahead to the target depth of 12,140 feet (3,700 metres) which is expect to be reach in June.
At the Manavi M12 location, preparations are progressing for the planned acid stimulation of the reservoir and the resumption of the testing program. The chemicals for the acidisation have arrived from Germany and are currently being delivered to the site. Due to the depth of the reservoir interval being tested, it was necessary to add an extension to the coil tubing available in-country for the job, however, a failure of the western supplied coil connector during function testing, has forced a delay to the operation while a replacement coil and unit are delivered by Schlumberger to Georgia. The replacement coil which is of sufficient length is also of larger diameter and this will enable the chemicals to be pumped at a higher velocity and rate which will enhance the treatment process. It will also allow greater pressure to be applied during the acid squeeze and together this will ensure the stimulation program is performed in an optimum manner and given the greatest chance of success. The coil tubing unit is currently being mobilised from Turkey and the coil is due to be shipped shortly from Italy and will take about two — three weeks to be delivered to Georgia. On this basis, the testing programme is expected to recommence in approximately one month.
At the Ninotsminda Field, after a further review of possible workover candidates in the eastern part of the Field, CanArgo Rig #1 has been mobilised to the N52 well. CanArgo believes that the eastern part of the Ninotsminda Field has the greatest potential for additional production and is relatively un-drained. The N52 well was drilled in 1987 but never produced due to the loss of several hundred metres of tubing in the hole, which is believed to be in a number of parts. It is located to the south east of the N98H well which has produced at a stable rate and with low water cut in excess of 445,000 barrels of oil to date. The planned operations on N52 are to recover the fish, perforate the Middle Eocene reservoir interval and put the well on production. The main risk concerns the magnitude of the fishing operation while the well itself is suitably placed to exploit unswept oil in this relatively under developed part of the field.
In accordance with Section 601(b) of the American Stock Exchange Company Guide, we understand that the Company is required to disclose that in respect of the Company’s 2006 audited financial statements, the audit opinion issued in the auditors independent report contained additional explanatory language to the standard audit report in respect of the Company’s ability to continue as a going concern. The independent audit report has previously been publicly disclosed in our financial statements contained in the Company’s 2006 Annual Report on Form 10-K and is available at www.sec.gov.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia and in the Republic of Kazakhstan.
The matters discussed in this press release include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbour provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
For more information please contact:
USA
Sabin Rossi, VP External Affairs and Investor Relations
CanArgo Energy Corporation
Tel :     +1 617 669 1841
Fax :    +1 617 973 6406
e-mail: sabin@canargo.com
NORWAY
Eric Cameron
Gambit H&K AS
Tel: +47 (22) 048206